Exhibit (h)(v) under Form N-1A
                                 Exhibit 10 under Item 601/Reg. S-K


     FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

THIS AGREEMENT dated as of January 1, 2004 is made, severally and not jointly (except that the parties jointly agree to the provisions of Section XII hereunder) by each of the investment companies listed on Exhibit A hereto (each, a "Trust") and State Street Bank and Trust Company ("State Street").

WHEREAS, each Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") with authorized and issued shares of capital stock or beneficial interest (the "Shares");

WHEREAS, certain Trusts subject to this Agreement are "series companies" as defined in Rule 18f-2(a) under the 1940 Act and, as used in this Agreement, the term "Portfolio" refers to either (i) an individual portfolio of such a series company or (ii) an investment company that is not organized as a series company, and the term "Portfolios" refers to all such portfolios and investment companies, collectively;

WHEREAS,   Shares  of  each   Portfolio  may  be  subdivided   into
"classes" as provided in Rule 18f-3 under the 1940 Act;

WHEREAS, the Trust desires to retain State Street as financial administrator (the "Financial Administrator") to furnish certain financial administrative services on behalf of the Portfolios;

WHEREAS, the Trust desires to retain State Street as accounting agent (the "Accounting Agent") to perform certain accounting and recordkeeping services on behalf of the Portfolios; and

WHEREAS, State Street is willing to perform such services on the terms provided herein.

NOW, THEREFORE, the parties agree as follows:

I.  APPOINTMENT

   A.      Of State Street as the Financial Administrator

The Trust hereby appoints State Street to act as Financial Administrator with respect to the Trust for purposes of providing certain financial administrative services for the period and on the terms set forth in this Agreement. State Street accepts such appointment and agrees to render the financial administrative services stated herein.

The Trust will initially consist of the Portfolios identified on Exhibit A hereto. In the event that the Trust establishes one or more additional Portfolios with respect to which it wishes to retain the Financial Administrator to act as financial administrator  hereunder,  the Trust  shall  notify  the  Financial
Administrator in writing (including by facsimile or electronic mail communication). Upon such notification, such Portfolio shall become subject to the provisions of this Agreement to the same extent as the existing Portfolios, except to the extent that such provisions (including those relating to compensation and expenses payable by the Trust and its Portfolios) may be modified with respect to each additional Portfolio in writing by the Trust and the Financial Administrator at the time of the addition of the Portfolio.

   B.      Of State Street as the Accounting Agent

The Trust hereby appoints State Street to act as Accounting Agent with respect to the Portfolios for purposes of providing certain accounting and recordkeeping services for the period and on the terms set forth in this Agreement. State Street accepts such appointment and agrees to render the accounting and recordkeeping services stated herein.

The Trust will initially consist of the Portfolios identified on Exhibit A. In the event that the Trust establishes one or more additional Portfolios with respect to which it wishes to retain the Accounting Agent to act as accounting agent hereunder, the Trust shall notify the Accounting Agent in writing (including by facsimile or electronic mail communication). Upon such notification, such Portfolio shall become subject to the provisions of this Agreement to the same extent as the existing Portfolios, except to the extent that such provisions (including those relating to compensation and expenses payable by the Trust and its Portfolios) may be modified with respect to each additional Portfolio in writing by the Trust and the Accounting Agent at the time of the addition of the Portfolio.

II. REPRESENTATIONS and WARRANTIES

   A.  By State Street.  State Street represents and warrants that:

1.    It is a  Massachusetts  trust  company,  duly  organized  and
         existing   under   the   laws  of  The   Commonwealth   of
         Massachusetts;

2. It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts;

3. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

4. No legal or administrative proceedings have been instituted or threatened which would impair State Street's ability to perform its duties and obligations under this Agreement;

5. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of State Street or any law or regulation applicable to it; and

6.    It has and will  continue  to have  access  to the  necessary
         facilities,   equipment   and  personnel  to  perform  its
         duties and obligations under this Agreement.


   B.  By the Trust.  The Trust represents and warrants that:

1. It is duly organized, existing and in good standing under the laws of the jurisdiction in which it was formed;

2. It has the power and authority under applicable laws and by its organizational documents to enter into and perform this Agreement;

3. All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;

4. With respect to each Portfolio, it is an investment company properly registered under the 1940 Act;

5. A registration statement under the 1940 Act (and if Shares of the Portfolio are offered publicly, under the Securities Act of 1933, as amended (the "1933 Act")) has been filed and will be effective and remain effective during the term of this Agreement. The Trust also warrants that as of the effective date of this Agreement, all necessary filings under the securities laws of the states in which the Trust offers or sells its Shares have been made;

6. No legal or administrative proceedings have been instituted or threatened which would impair the Trust's ability to perform its duties and obligations under this Agreement;

7. Its entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Trust or any law or regulation applicable to it; and

8. As of the close of business on the date of this Agreement, the Trust is authorized to issue its Shares.

III.  DUTIES of STATE STREET

   A. As the Financial Administrator. The Financial Administrator shall provide the following services, in each case, subject to the control, supervision and direction of the respective Trust and its Board of Trustees/Directors (the "Board") and the review and comment by the Trust's auditors, administrator and legal counsel and in accordance with procedures which may be established from time to time between the Trust and the Financial Administrator:

1. Compile, review and deliver to the Trust, fund performance statistics including Securities and Exchange Commission (the "SEC") yields, distribution yields and total returns;

2. Prepare and submit for approval by officers of the Trust a fund expense budget, review expense calculations and arrange for payment of the Trust's expenses;

3. Prepare for review and approval by officers of the Trust financial information required for the Trust's annual and semi-annual reports, proxy statements and other communications required or otherwise to be sent to shareholders; review text of "President's Letter to Shareholders" and "Management's Discussion of Financial Performance" as included in shareholder reports (which shall also be subject to review by the Trust's legal counsel);

4. Prepare for review by an officer of and legal counsel for the Trust the Trust's periodic financial reports required to be filed with the SEC on Form N-SAR and financial information required by Form N-1A, Form N-14 and Form 24F-2 and such other reports, forms or filings as may be mutually agreed upon;

5. Prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise prepared by the Trust's investment adviser, custodian, legal counsel or independent accountants;

6. Oversee and review calculations of fees paid to State Street and to the Trust's investment adviser, shareholder servicing agent, distributor, custodian, fund administrator, fund accountant and transfer and dividend disbursing agent ("Transfer Agent"), in addition to the oversight and review of all asset based fee calculations;

7. Prepare fund income forecasts and submit for approval by officers of the Trust, recommendations for fund income dividend distributions;

8. Maintain continuing awareness of significant emerging regulatory and legislative developments which may affect the Trust, and provide related planning assistance where requested or appropriate;

9. Complete monthly preferred shares "asset coverage" test (as that term is defined in Section 18(h) of the 1940 Act) (the "1940 Act Test") following the compliance procedures contained in Exhibit C attached hereto, as such Exhibit may be amended from time to time by mutual agreement of the parties (the "Compliance Procedures");

10. Complete monthly preferred shares basic maintenance amount test for Fitch Ratings, Ltd. ("Fitch") preferred rate auction (the "Fitch Preferred Shares Basic Maintenance Test") following the Compliance Procedures; and

11. Complete monthly preferred shares basic maintenance amount test for Moody's Investors Service, Inc. ("Moody's")
          preferred rate auction (the "Moody's Preferred Shares Basic Maintenance Test") following the Compliance Procedures.

The Financial  Administrator  shall  provide the office  facilities
and  the   personnel   required  by  it  to  perform  the  services
contemplated herein.


   B.  As the Accounting Agent.

1. Books of Account. The Accounting Agent shall maintain the books of account of the Trust and shall perform the following duties in the manner prescribed by the respective Trust's currently effective prospectus, statement of additional information or other governing document, certified copies of which have been supplied to the Accounting Agent (a "Governing Document"):

         a. Value the assets of each Portfolio using: primarily, market quotations (including the use of matrix pricing) supplied by the independent pricing services selected by the Accounting Agent in consultation with the Trust's investment adviser (the "Adviser") and approved by the Board; secondarily, if a designated pricing service does not provide a price for a security that the Accounting Agent believes should be available by market quotation, the Accounting Agent may obtain a price by calling brokers designated by the Adviser, or if the Adviser does not supply the names of such brokers, the Accounting Agent will attempt on its own to find brokers to price the security, subject to approval by the Adviser; thirdly, for securities for which no market price is available, the Valuation Committee of the Board (the "Committee") will determine a fair value in good faith; or fourthly, such other procedures as may be adopted by the Board. Consistent with Rule 2a-4 under the 1940 Act, estimates may be used where necessary or appropriate. The Accounting Agent is not the guarantor of the accuracy of the securities prices received from such pricing agents and the Accounting Agent is not liable to the Trust for errors in valuing a Portfolio's assets or calculating the net asset value (the "NAV") per share of such Portfolio or class when the calculations are based upon inaccurate prices provided by pricing agents. The Accounting Agent will provide daily to the Adviser the security prices used in calculating the NAV of each Portfolio, for its use in preparing exception reports for those prices on which the Adviser has a comment. Further, upon receipt of the exception reports generated by the Adviser, the Accounting Agent will diligently pursue communication regarding exception reports with the designated pricing agents;

b.    Determine the NAV per share of each  Portfolio  and/or class, at the time and in the manner from time to time determined by the Board and as set forth in the Prospectus of such Portfolio;

c.    Calculate the net income of each of the Portfolios, if any;

d.    Calculate  realized  capital  gains or  losses of each of the
            Portfolios   resulting  from  sale  or  disposition  of
            assets, if any;

e.    Maintain  the general  ledger and other  accounts,  books and financial records of the Trust, including for each Portfolio, as required under Section 31(a) of the 1940 Act and the rules thereunder in connection with the services provided by State Street;

f.    At the  request  of the  Trust,  prepare  various  reports or other financial documents in accordance with generally accepted accounting principles as required by federal, state and other applicable laws and regulations; and

g.    Such other similar  services as may be  reasonably  requested by the Trust.

The Trust  shall  provide  timely  prior  notice to the  Accounting
Agent of any modification in the manner in which such calculations are to be performed as prescribed in any revision to the Trust's Governing Document. The Accounting Agent shall not be responsible for any revisions to the manner in which such calculations are to be performed unless such revisions are communicated in writing to the Accounting Agent.

       2.Records.  The  Accounting  Agent shall create and maintain all records  relating to its  activities  and  obligations under this Agreement in such a manner as will meet the obligations of the Trust under the 1940 Act, specifically Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Trust and shall at all times during the regular business hours of the Accounting Agent be open for inspection by duly authorized officers, employees or agents of the Trust and employees and agents of the SEC. Subject to Section XVI.B below, the Accounting Agent shall preserve for the period required by law the records required to be maintained thereunder.

IV.   DUTIES of the TRUST

   A. Delivery of Documents. The Trust will promptly deliver to the Financial Administrator copies of each of the following documents and all future amendments and supplements, if any:

1.    The Trust's organizational documents;

2. The Trust's currently effective registration statements under the 1933 Act (if applicable) and the 1940 Act and the Trust's Prospectus(es) and Statement(s) of Additional Information (collectively, the "Prospectus") relating to all Portfolios and all amendments and supplements thereto as in effect from time to time;

3. Certified copies of resolutions of the Board authorizing (a) the Trust to enter into this Agreement and (b) certain individuals on behalf of the Trust and its third-party agents to (i) give instructions to the Financial Administrator pursuant to this Agreement and (ii) sign checks and pay expenses;

4. The investment advisory agreements between the Trust and the Advisers; and

5. Such other certificates, documents or opinions which the Financial Administrator may, in its reasonable discretion, deem necessary or appropriate in the proper performance of its duties.

The Trust shall provide, or shall cause its third-party agent to provide, timely notice to the Accounting Agent of all data reasonably required by the Accounting Agent for performance of its duties described in Section III.B hereunder. The Trust's failure to provide such timely notice shall excuse the Accounting Agent from the performance of such duties, but only to the extent the Accounting Agent's performance is prejudiced by the Trust's failure.

State Street is authorized and instructed to rely upon any and all information it receives from the Trust or its third-party agent that it reasonably believes to be genuine. State Street shall have no responsibility to review, confirm or otherwise assume any duty with respect to the accuracy or completeness of any data supplied to it by or on behalf of the Trust.

State Street shall value the Trust's securities and other assets utilizing prices obtained from sources designated by the Trust, or the Trust's duly-authorized agent, on a Price Source Authorization substantially in the form attached hereto as Exhibit B or otherwise designated by means of Proper Instructions (as such term is defined herein) (collectively, the "Authorized Price Sources"). State Street shall not be responsible for any revisions to the methods of calculation adopted by the Trust unless and until such revisions are communicated in writing to State Street.

   B. Proper Instructions. The Trust and its third-party agents shall communicate to State Street by means of Proper Instructions. Proper Instructions shall mean (i) a writing signed or initialed by one or more persons as the Board shall have from time to time authorized or (ii) a communication effected directly between the Trust or its third-party agent and State Street by electro-mechanical or electronic devices, provided that the Trust and State Street have approved such procedures. State Street may rely upon any Proper Instruction believed by it to be genuine and to have been properly issued by or on behalf of the Trust. Oral instructions shall be considered Proper Instructions if State Street reasonably believes them to have been given by a person authorized to give such instructions. The Trust and its third-party agents shall cause all oral instructions to be confirmed in accordance with clauses
(i) or (ii) above, as appropriate. The Trust and its third-party agents shall give timely Proper Instructions to State Street in regard to matters affecting accounting practices and State Street's performance pursuant to this Agreement.

V.    COMPLIANCE WITH GOVERNMENTAL RULES and REGULATIONS; RECORDS

The Trust assumes full  responsibility  for its compliance with all
securities,   tax,   commodities   and   other   laws,   rules  and
regulations applicable to it.

VI.    WARRANTIES

If, prior to the Accounting Agent's calculation of the current NAV, the Trust or its third-party agent notifies the Accounting Agent that any of its accounting services are erroneous in any material respect, the Accounting Agent shall endeavor in a timely manner to correct such failure. Third-parties that are selected by and approved by the Trust and from which the Accounting Agent may obtain certain data included in the accounting services are solely responsible for the contents of such data and the Trust agrees to make no claim against the Accounting Agent arising out of the contents of such third-party data including, but not limited to, the accuracy thereof.

VII.  FORCE MAJEURE

   If any party is unable to carry out any of its obligations under this Agreement because of conditions beyond its reasonable control, including, but not limited to, acts of war or terrorism, work stoppages, fire, civil disobedience, delays associated with hardware malfunction or availability, riots, rebellions, storms, electrical failures, acts of God, and similar occurrences ("Force Majeure"), this Agreement will remain in effect and the non-performing party's obligations shall be suspended without liability for a period equal to the period of the continuing Force Majeure (which such period shall not exceed fifteen (15) business days), provided that:

(1)   where reasonably practicable, the non-performing party gives the other party prompt notice describing the Force Majeure, including the nature of the occurrence and its expected duration and, where reasonably practicable, continues to furnish regular reports with respect thereto during the period of Force Majeure;

(2)   the suspension of obligations is of no greater scope and of no longer duration than is required by the Force
           Majeure;

(3)   no obligations of any party that accrued before the Force
           Majeure are excused as a result of the Force Majeure;
           and

(4)   the  non-performing  Party uses reasonable  efforts to remedy its inability to perform as quickly as possible.

VIII.  INSTRUCTIONS and ADVICE

At any time, State Street may apply to any officer of the Trust for instructions and may consult with its own legal counsel with respect to any matter arising in connection with the services to be performed by State Street under the terms of this Agreement. At any time, State Street may consult with outside counsel for the Trust or the independent accountants for the Trust ("Trust Advisers") at the expense of the Trust, provided that State Street first obtains consent of the Trust which shall not be unreasonably withheld, with respect to any matter arising in connection with the services to be performed by State Street under the terms of this Agreement. In its capacity as the Financial Administrator or as the Accounting Agent under the terms of this Agreement, State Street shall not be liable, and shall be indemnified by the Trust or appropriate Portfolio for any action taken or omitted by it in good faith reliance upon any instructions or advice provided to State Street by a Trust
Adviser or upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons. State Street shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Trust. Nothing in this paragraph shall be construed as imposing upon State Street any obligation to seek such instructions or advice, or to act in accordance with such advice when received.


IX.   NOTICES

All notices shall be in writing and deemed given when delivered in person, by facsimile, by overnight delivery through a commercial courier service, or by registered or certified mail, return receipt requested. Notices shall be addressed to each party at its address set forth below, or such other address as the recipient may have specified by earlier notice to the sender:

If to State Street:  LaFayette Corporate Center
                2 Avenue de LaFayette, 5 South
                Boston, MA  02111
                ATTN:  Michael E. Hagerty
                Telephone:  (617) 662-3630
                Facsimile:  (617) 662-3690

With a copy to: State Street Bank and Trust Company
                One Federal Street, 9th Floor (B02/9)
                P.O. Box 5049
                Boston, MA  02206-5049
                ATTN:  Mary Moran Zeven, Esq.
                Telephone:  (617) 662-1783
                Facsimile:  (617) 662-3805

If to the Trust:          5800 Corporate Drive
                Pittsburgh, PA  15237-7010
                ATTN: Richard J. Thomas, Treasurer with a copy to the General Counsel
                Telephone:  (412) 288-1282
                Facsimile:  (412) 288-6788

X.     CONFIDENTIALITY

State Street agrees that, except as otherwise required by law or in connection with any required disclosure to a banking or other regulatory authority, it will keep confidential all records and information in its possession relating to the Trust or its beneficiaries and will not disclose the same to any person except at the request or with the written consent of the Trust.

XI.    LIMITATION of LIABILITY and INDEMNIFICATION

State Street shall be held to a standard of reasonable care in carrying out its duties under this Agreement. State Street shall be responsible for the performance of only such duties as are set forth in this Agreement and, except as otherwise provided under
Section XV, shall have no responsibility for the actions or activities of any other party, including other service providers. State Street shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless caused by or resulting from the negligence, reckless misconduct, willful malfeasance or lack of good faith of State Street, its officers or employees and, in such event, such liability will be subject to the limitations set forth in Section XII herein. State Street shall not be liable for any special, INdirect, incidental, or consequential damages of any kind whatsoever (including, without limitation, attorneys' fees) in any way due to the Trust's use of the services described herein or the performance of or failure to perform State Street's obligations under this Agreement. This disclaimer applies without limitation to claims regardless of the form of action, whether in contract (including negligence), strict liability, or otherwise and regardless of whether such damages are foreseeable.

The Trust will indemnify and hold harmless State Street and its stockholders, directors, officers, employees, agents, and representatives (collectively, the "Trust Indemnified Persons") for, and will pay to the Trust Indemnified Persons the amount of, any actual and direct damages, whether or not involving a third-party claim (collectively, the "Damages"), arising from or in connection with (i) any act or omission by State Street (or any of its affiliates) pursuant to this Agreement which does not constitute negligence, reckless misconduct, willful malfeasance or lack of good faith in fulfilling the terms and obligations of this Agreement, (ii) any act or omission by the Trust (or any of its affiliates) which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement, or
(iii) any act or omission by the Trust (or any of its affiliates) which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement. The remedies provided in this paragraph are not exclusive of or limit any other remedies that may be available to State Street or any other Trust Indemnified Person.

State Street will indemnify and hold harmless the Trust, and its respective shareholders, trustees, directors, officers, agents, and representatives (collectively, the "State Street Indemnified Persons") for, and will pay to the State Street Indemnified Persons the amount of, any Damages, arising from or in connection with (i) any act or omission by State Street (or any of its affiliates) which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement or (ii) any act or omission by State Street (or any of its affiliates) which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement; provided, however, that State Street shall not be required to provide indemnification for damages arising from errors caused by inaccurate prices received from independent pricing services and reasonably relied upon by State Street. In the event that State Street is required to provide indemnification under this Section XI, its liability shall be limited as described under Section XII below. The remedies provided in this paragraph are not exclusive of or limit any other remedies that may be available to the Trust or any other State Street Indemnified Person.

The indemnification and limitation of liability contained herein shall survive the termination of this Agreement.

XII.   EXCLUSIVE REMEDY

State Street's total cumulative liability under this Agreement for all of the Trusts in the aggregate during any calendar year shall be limited to actual or direct damage up to the aggregate amount of two (2) times the fees earned by State Street under
Section XV hereunder during the calendar year (or annualized period) preceding the event giving rise to liability.

XIII.  SERVICES NOT EXCLUSIVE

The services of State Street to the Trust are not to be deemed exclusive and State Street shall be free to render similar services to others. State Street shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trust from time to time, have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

XIV.   TERM; TERMINATION; AMENDMENT

   A. Term. This Agreement shall become effective on the date first written above and shall remain in full force and effect for a period of two (2) years from the effective date (the "Initial Term") and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term.

   B. Termination. Either party may terminate this Agreement at any time after the Initial Term upon at least six (6) months'
prior written notice to the other party. Termination of this Agreement with respect to any given Portfolio shall in no way affect the  continued  validity of this  Agreement  with respect to any  other  Portfolio.  Upon  termination  of this  Agreement,  the
Trust shall pay to State Street such compensation and any reimbursable expenses as may be due under the terms hereof as of the date of such termination, including reasonable out-of-pocket expenses associated with such termination.

   C. Amendment. This Agreement may be modified or amended from time to time by the mutual agreement of the parties hereto. No amendment to this Agreement shall be effective unless it is in writing and signed by a duly authorized representative of each party. The term "Agreement", as used herein, includes all schedules and attachments hereto and any future written amendments, modifications, or supplements made in accordance herewith.

XV.   FEES, EXPENSES and EXPENSE REIMBURSEMENT

State Street shall receive from the Trust such compensation for its services provided pursuant to this Agreement as may be agreed to from time to time in a written fee schedule approved by the parties. In the event of substantial change in the mix of types of Portfolios or in the event of new types of Portfolios offered by the Trust or modifications or changes to the service delivery requirements, the parties shall review the existing fee structure and an appropriate adjustment to the fee, if any, shall be negotiated by the parties within ninety (90) days. The fees are accrued daily and billed monthly and shall be due and payable upon receipt of the invoice. Upon the termination of this
Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement. In addition, the Trust shall reimburse State Street for its out-of-pocket costs and expenses incurred in connection with this Agreement with respect to reasonable attorney's fees incurred by State Street to collect any charges due under this Agreement.

The Trust agrees to promptly reimburse State Street for any equipment and supplies specially ordered by or for the Trust (with the Trust's consent) through State Street and for any other expenses not contemplated by this Agreement that State Street may incur on the Trust's behalf at the Trust's request and with the Trust's consent.

Each party will bear all expenses that are incurred in its operation and not specifically assumed by the other party. Expenses to be borne by the Trust include, but are not limited to: Organization expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel's review of the Trust's registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by State Street under this Agreement); cost of any services contracted for by the Trust directly from parties other than State Street; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and  mailing  of any proxy  materials;  costs  incidental  to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director/trustee or employee of the Trust; costs incidental to the preparation, printing and distribution of the Trust's registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Trust's tax returns, Form N-1A or N-2, Form N-14 and Form N-SAR, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; fidelity bond and directors' and officers' liability insurance; and cost of independent pricing services used in computing the Trust's NAV.

State Street is authorized to and may employ or associate with such person or persons as it may deem desirable to assist it in performing its duties under this Agreement; provided, however, that the compensation of such person or persons shall be paid by State Street and State Street shall be as fully responsible to the Trust for the acts and omissions of any such person or persons as it is for its own acts and omissions.

XVI.  ASSIGNMENT; SUCCESSOR AGENT

   A. Assignment. This Agreement shall not be assigned by either party without the prior written consent of the other party, except that either party may assign to a successor all of or a substantial portion of its business, or to a party controlling, controlled by, or under common control with such party.

   B. Successor Agent. This Agreement shall be binding on and shall inure to the benefit of each party and to their successors and permitted assigns. If a successor agent for the Trust shall be appointed by the Trust, State Street shall upon termination deliver to such successor agent all properties of the Trust held by it hereunder.

In the event that no written order designating a successor agent or Proper Instructions shall have been delivered to State Street on or before the date when such termination shall become effective, then State Street shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $100,000,000, all properties held by State Street under this Agreement. Thereafter, such bank or trust company shall be the successor of State Street under this Agreement.

XVII. ENTIRE AGREEMENT

This Agreement (including all schedules and attachments hereto) constitutes the entire Agreement between the parties with respect to the subject matter hereof and terminates and supersedes all prior agreements, representations, warranties, commitments, statements, negotiations and undertakings with respect to such services to be performed hereunder whether oral or in writing.

XXIII.     WAIVER

The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

XIX.  HEADINGS NOT CONTROLLING

Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

XX.   SURVIVAL

After expiration or termination of this Agreement, all provisions relating to payment (Section XV and the fee schedule) shall survive until completion of required payments. In addition, all provisions regarding termination (Section XIV), indemnification, warranty, liability and limits thereon (Section XI and Section
XII) shall survive, unless and until the expiration of any time period specified elsewhere in this Agreement with respect to the provision in question.

XXI.  SEVERABILITY

In the event any provision of this Agreement is held illegal, invalid, void or unenforceable, the balance shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

XXII. GOVERNING LAW; JURISDICTION

This   Agreement   shall  be  deemed  to  have  been  made  in  The
Commonwealth  of  Massachusetts   and  shall  be  governed  by  and
construed   under   and  in   accordance   with  the  laws  of  The
Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules. The parties agree that any dispute arising herefrom shall be subject to the exclusive jurisdiction of courts sitting in The Commonwealth of Massachusetts.

XXIII.     REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

XXIV. REMOTE ACCESS SERVICES ADDENDUM

State Street and the Trust agree to be bound by the terms of the Remote Access Services Addendum attached hereto.

XXV.  MISCELLANEOUS

The execution and delivery of this Agreement have been authorized by the Board of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by the Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any member of the Board or shareholders of the Trust, but bind only the property of the Trust, or Portfolio, as provided in the organizational documents.

Each party agrees to promptly sign all documents and take any additional actions reasonably requested by the other to accomplish the purposes of this Agreement.




                 [Remainder of Page Intentionally Blank]


      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


STATE STREET BANK AND TRUST COMPANY



By:  /s/ Michael E. Hagerty (12/29/03)
Name:  Michael E. Hagerty
Title:  Senior Vice President



INVESTMENT COMPANIES
(Listed on Exhibit A hereto)



By:  /s/ Richard J. Thomas
Name:  Richard J. Thomas
Title:  Senior Vice President - Treasurer


                             EXHIBIT A

                               FUNDS

                             FUND NAME


Capital Preservation Fund
Federated GNMA Trust
Federated U.S. Government Securities Fund:  2-5 Years
Federated Income Trust
Edward D. Jones Money Market Fund
Federated Government Income Securities, Inc.
Federated High Yield Trust
Federated Limited Duration Government Fund
Federated Total Return Government Bond Fund
Federated U.S. Government Securities Fund:  1-3 Years
Federated American Leaders Fund, Inc.
Federated High Income Bond Fund, Inc.
Federated Municipal Securities Fund, Inc.
Federated Fund for US Government Securities
Federated Adjustable Rate Securities Fund
Federated Municipal Opportunities Fund, Inc.
Federated Muni and Stock Advantage Fund
Federated Stock Trust
Federated U.S. Government Bond Fund
Federated Equity Income Fund, Inc.
Federated Stock & Bond Fund, Inc.

Federated Income Securities Trust:
Federated Intermediate Income Fund
Federated Short-Term Income Fund
Federated Short-Term Municipal Trust
Federated Capital Income Fund

Intermediate Municipal Trust:
Federated Intermediate Municipal Trust

Cash Trust Series, Inc.:
Government Cash Series
Municipal Cash Series
Prime Cash Series
Treasury Cash Series

Cash Trust Series II:
Municipal Cash Series II
Treasury Cash Series II

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund

Federated Municipal Securities Income Trust:
Federated California Municipal Income Fund
Federated Michigan Intermediate Municipal Trust
Federated New York Municipal Income Fund
Federated Ohio Municipal Income Fund
Federated Pennsylvania Municipal Income Fund
Federated North Carolina Municipal Income Fund

Federated Total Return Series, Inc.:
Federated Limited Duration Fund
Federated Mortgage Fund
Federated Ultrashort Bond Fund

Federated Fixed Income Securities, Inc.:
Federated Municipal Ultrashort Fund

Federated Institutional Trust:
Federated Institutional High Yield Bond Fund

Federated Equity Funds:
Federated Capital Appreciation Fund
Federated Communications Technology Fund
Federated Growth Strategies Fund
Federated Large Cap Growth Fund
Federated Market Opportunity Fund
Federated Kaufmann Fund
Federated Kaufmann Small Cap Fund

Federated Index Trust:
Federated Max-Cap Index Fund
Federated Mid-Cap Index Fund
Federated Mini-Cap Index Fund

Federated Premier Municipal Income:
Federated Premier Intermediate Municipal Income Fund
Federated Premier Municipal Income Fund

Federated Core Trust II, LP:
Emerging Markets Fixed Income Core Fund*
Capital Appreciation Core Fund

Federated Fixed Income Securities, Inc.:
Federated Limited Term Fund
Federated Limited Term Municipal Fund
Federated Strategic Income Fund

Federated Investment Series Funds, Inc.:
Federated Bond Fund


Federated Managed Allocation Portfolios:
Federated Growth Allocation Fund
Federated Conservative Allocation Fund
Federated Moderate Allocation Fund

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund

Federated International Series Inc.:*
Federated International Bond Fund
Federated International Equity Fund

Federated World Investment Series, Inc.:*
Federated European Equity Fund
Federated Global Equity Fund
Federated Global Value Fund
Federated International Capital Appreciation Fund
Federated International High Income Fund
Federated International Small Company Fund
Federated International Value Fund

Federated Core Trust:
Federated Mortgage Core Portfolio
High Yield Bond Portfolio

Federated Insurance Series:
Federated American Leader Fund II
Federated Capital Appreciation Fund II
Federated Capital Income Fund II
Federated Equity Income Fund II
Federated Fund for U.S. Government Securities II
Federated Growth Strategies Fund II
Federated High Income Bond Fund II
Federated International Equity Fund II*
Federated Kaufmann Fund II
Federated Prime Money Fund II
Federated Quality Bond Fund II
Federated Total Return Bond Fund II


Money Market Obligations Trust:
Tax-free Instruments Trust
Automated Government Cash Reserves
Automated Treasury Cash Reserves
U.S. Treasury Cash Reserves
Automated Cash Management Trust
Federated Master Trust
Government Obligations Fund
Government Obligations Tax-Managed Fund
Liquid Cash Trust
Municipal Obligations Fund
Prime Cash Obligations Fund
Prime Obligations Fund
Prime Value Obligations Fund
Tax-Free Obligations Fund
Treasury Obligations Fund
Trust for Government Cash Reserves
Trust for Short Term U.S. Government Securities
Automated Government Money Trust
Federated Short-Term U.S. Government Trust
Liberty U.S. Government Money Market Trust
Money Market Management
Money Market Trust
Trust for U.S. Treasury Obligations
Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
California Municipal Cash Trust
Connecticut Municipal Cash Trust
Florida Municipal Cash Trust
Georgia Municipal Cash Trust
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Michigan Municipal Cash Trust
Minnesota Municipal Cash Trust
New Jersey Municipal Cash Trust
New York Municipal Cash Trust
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Pennsylvania Municipal Cash Trust
Virginia Municipal Cash Trust
Federated Tax-Free Trust

*As of the date of this Agreement, the Trust has provided proper notice under Section XIV.B of the Agreement that the Agreement may be terminated solely with respect to such Trust by May 31, 2004.

                             EXHIBIT B

                    PRICE SOURCE AUTHORIZATION

To:         State Street Bank and Trust Company

From:       Federated Investors

Client Name:    Federated Investors

Client Address:      Federated Investors
            Federated Investors Tower
            Pittsburgh, PA 15222

Date:  12/29/2003

Re:  PRICE SOURCE AUTHORIZATION

Reference is made to the Financial Administration and Accounting Services Agreement dated January 1, 2004 between Federated Services Company ("FSCo") and State Street Bank and Trust Company ("State Street"). Capitalized terms used in this Price Source Authorization or in any attachment or supplement shall have the meanings provided in the Financial Administration and Accounting Services Agreement unless otherwise specified. Pursuant to the Financial Administration and Accounting Services Agreement, FSCo hereby directs State Street to calculate the net asset value ("NAV") of the Funds or, if applicable, its Series, in accordance with the terms of each Fund's or Series' currently effective Prospectus. State Street will perform the NAV calculation subject to the terms and conditions of the Financial Administration and Accounting Services Agreement and this Authorization.

FSCo hereby authorizes State Street to use the pricing sources specified on the attached Authorization Matrix (as amended from time to time) as sources for prices of assets in calculating the net asset value of the Funds. FSCo understands that State Street does not assume responsibility for the accuracy of the quotations provided by the specified pricing sources and that State Street shall have no liability for any incorrect data provided by the pricing sources specified by FSCo or a Fund, except as provided under the Portfolio Accounting and Administration Services Agreement (including agreed upon tolerance checks as to the data furnished and calculating the net asset value of the Fund in accordance with the data furnished to State Street). FSCo also acknowledges that prices supplied by the Funds or an affiliate may be subject to approval of the Fund's Board and are not the responsibility of State Street.

FSCo agrees to indemnify and hold State Street harmless as provided under the Financial Administration and Accounting Services Agreement.

State Street agrees that written notice of any change in the name of any specified pricing source will be sent to FSCo as such information is available to State Street.

Kindly acknowledge your acceptance of the terms of this letter in the space provided below.


(CLIENT/FUND NAME)

By:  /s/ Richard J. Thomas          The foregoing terms are hereby accepted.
Title:  Senior Vice President - Treasurer



                               STATE STREET BANK AND TRUST COMPANY

                               By:  /s/ Leo O'Donnell
                                          Vice President

   [OBJECT OMITTED]                                       Authorization Matrix

--------------------------------------------------------------------

 AUTHORIZATION MATRIX to be attached to Price Source Authorization dated _December 29, 2003__

CLIENT:    _FEDERATED INVESTORS                     __
Effective Date:  January 1 2004(supersedes prior Authorization
Matrices)

Note:  [Please submit Client Name, Fund Name and/or List of Funds with this form]
------------------------------------------------------------------------------------------------------
--------------------------    Primary      Secondary      Tertiary    Pricing   Pricing    Valuation

Security Type                 Source         Source        Source      Logic    Default      Point
                                                                                 Logic
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
EQUITIES
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     U.    S.    Listed                                                                     MARKET
Equities                      REUTERS        BRIDGE          FT        LAST      MEAN
     (NYSE, AMEX)                                        Interactive
                                                            Data                             CLOSE
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     U.S. OTC Equities        REUTERS        BRIDGE          FT        NOCP      MEAN     MARKET
(Nasdaq)                                                 Interactive                      CLOSE
                                                            Data
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     Foreign Equities         REUTERS        BRIDGE          FT        LAST      MEAN     MARKET
                                                         Interactive                      CLOSE
                                                            Data
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     Listed ADR's             REUTERS        BRIDGE          FT        LAST      MEAN     MARKET
                                                         Interactive                      CLOSE
                                                            Data
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
FIXED INCOME
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     Municipal Bonds         JJ KENNY          FT         BLOOMBERG    MEAN                EVALUATED
                                          Interactive
                                              Data
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  US Bonds (Treasuries,       REUTERS          FT         BLOOMBERG    MEAN                EVALUATED
        MBS, ABS,                         Interactive
       Corporates)                            Data
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     Eurobonds/Foreign          FT          FRI CORP      BLOOMBERG    LAST       BID
Bonds                       Interactive
                               Data
----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     Options                  REUTERS        BRIDGE       BLOOMBERG    LAST      MEAN       MARKET
                                                                                             CLOSE
----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     Futures                  REUTERS        BRIDGE       BLOOMBERG    LAST      MEAN     SETTLEMENT
----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     Non - Listed ADR's         FT         BLOOMBERG                   LAST      MEAN
                            Interactive
                               Data
----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
EXCHANGE RATES
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                              REUTERS          FT         BLOOMBERG   SNAPSHOT            12:00 NOON
                                          Interactive
                                              Data
------------------------------------------------------------------------------------------------------
FORWARD POINTS
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

            PRICE SOURCE AND METHODOLOGY AUTHORIZATION

INSTRUCTIONS: FOR EACH SECURITY TYPE ALLOWED BY THE FUND PROSPECTUS, PLEASE INDICATE THE PRIMARY, SECONDARY AND TERTIARY SOURCE TO BE USED IN CALCULATING NET ASSET VALUE FOR THE FUNDS IDENTIFIED. NOTE: IF
INVESTMENT MANAGER IS A PRICING SOURCE, PLEASE SPECIFY EXPLICITLY.

STATE STREET PERFORMS A DATA QUALITY REVIEW PROCESS AS SPECIFIED IN THE SOURCES STATUS PRICING MATRIX ON THE NAVIGATOR PRICING SYSTEM WHICH SPECIFIES PRICING TOLERANCE THRESHOLDS, INDEX AND PRICE AGING DETAILS. THE SOURCES STATUS PRICING MATRIX WILL BE PROVIDED FOR YOUR INFORMATION AND REVIEW.

AUTHORIZED BY:  /S/ RICHARD J. THOMAS        ACCEPTED: _/S/  LEO O'DONNELL
                     FUND OFFICER              STATE STREET VICE PRESIDENT

----------------------------------------------------------------------------------------------------
                                       Explanation of Fields
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Client:           Indicate the name of the Client and the Fund name or if multiple funds, attach a list of fund names
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Primary Source:   Indicate the primary source for prices for the security type.  If an Investment
                  Manager is a pricing source, please specify explicitly.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Secondary Source: Indicate the secondary source for prices for the security type.  If an
                  Investment Manager is a pricing source, please specify explicitly.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Tertiary Source:  Indicate the tertiary (3rd level) source for prices for the security type.  If an Investment Manager is a pricing source, please specify explicitly.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Pricing Logic:    Indicate the price type to be referenced for the security type: Ask, Bid, Close,
                  Evaluated, Last, Official Close etc.- Please note that the closing price reported by an exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close", the "official closing price"
                  or other similar term) will be taken to be the "most recent sale price" for purposes of this section. In these instances, it is believed to be representative of the value at the close of the exchange.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Pricing Default   Indicate the price type to be referenced for the security type: Ask, Bid, Close,
Logic:            Evaluated, Last, etc. in the instance where the preferred price type is not available.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Authorized By:    Provide the signature of the person authorizing the completion of the Price
                  Source Authorization
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Date:             Indicate the date the Price Source Authorization was completed
----------------------------------------------------------------------------------------------------



To:             State Street Bank and Trust Company

From:           Federated Investors
Fund Entity Name:    Federated Investors

Fund Entity Address:      Federated Investors Tower, Pittsburgh, PA. 15222

Date:  12/29/2003

Re:  FAIR VALUE PRICING AUTHORIZATION

Reference is made to the Financial Administration and Accounting Services Agreement dated January 1, 2004 between Federated Investors (the "Fund") and State Street Bank and Trust Company ("State Street"). Capitalized terms used in this Fair Value Pricing Authorization or in any attachment or supplement shall have the meanings provided in the Financial Administration and Accounting Services Agreement unless otherwise specified. Pursuant to the Financial Administration and Accounting Services Agreement, the Fund hereby directs State Street to calculate the net asset value ("NAV") of the Fund or, if applicable, its Portfolios, in accordance with the terms of the Fund's or Portfolio's currently effective Prospectus or other governing documents. State Street will perform the NAV calculation subject to the terms and conditions of the Financial Administration and Accounting Services Agreement, Price Source Authorization, and this Authorization.

The Fund's Board of Directors/Trustees has approved the vendor and fair value procedures as detailed on the Fair Value Pricing Authorization Form on page 2.

The Fund hereby authorizes State Street to use the Fair Value pricing source specified on the attached Fair Value Authorization Form to obtain adjustment factors to be applied to the closing prices of the securities of the Fund or the Fund's portfolio(s) to calculate a fair-value-adjusted market value to be used in the calculation of the net asset value of the Fund or its Portfolios. The Fund understands that State Street does not assume responsibility for the accuracy of the adjustment factors or other fair value pricing information provided by the specified fair value vendor and that State Street shall have no liability for any incorrect data provided by said vendor specified by the Fund, except as may arise from State Street's lack of reasonable care in applying any adjustment factors to the closing prices of the Fund's or Portfolio's securities and/or (if applicable) calculating the fair value adjusted net asset value of the Fund or Portfolio in accordance with the data furnished to State Street.

The Fund agrees to indemnify and hold State Street harmless from any claim, loss or damage arising as a result of using Fair Value adjustment factors or prices furnished by any specified Fair Value pricing source.

The Fund agrees to notify State Street promptly in writing if the fair value pricing procedures authorized by the Fund's Board have been changed.

Kindly acknowledge your acceptance of the terms of this letter in the space provided below.

By:  /s/ Richard J. Thomas          The foregoing terms are hereby accepted.
[Authorized Officer of the Fund]
Title:  Senior Vice President - Treasurer

                               STATE STREET BANK AND TRUST COMPANY
                               By:  /s/ Leo O'Donnell
                                    Vice President

Fund Entity Name:    Federated Investors
(Attach list, if required, of funds and portfolios, if applicable, or create separate forms if multiple triggers apply)

Effective Date:      1-1-2004

Vendor:         ITG

Market Trigger(s):   Monitored by Client

Timing of Trigger(s):     4:30 p.m.


Threshold to Invoke Fair Value (+ or -)    Monitored by Client*%
*(Fair Value invoked when client notification is received)

Filter on Confidence Interval (FT Interactive Only):

      Yes_________ No___________

      Minimum Confidence Interval ___________%






Authorized By:   /s/ Richard J. Thomas
      Name:  Richard J. Thomas
      Title:  Senior Vice President - Treasurer
           Officer of the Fund


Accepted By:   /s/ Leo O'Donnell
      Name:  Leo O'Donnell
      Vice President
      State Street Bank and Trust Company


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Fund Entity   Indicate fund name or if multiple funds or
Name          portfolios of a fund, attach a complete list
-----------------------------------------------------------------
-----------------------------------------------------------------
Effective     Date the funds are to begin using Fair Value
Date          vendor feed at SSC
-----------------------------------------------------------------
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Vendor        Name of Fair Value vendor to be used
-----------------------------------------------------------------
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Market        Name of Trigger used to determine when to invoke
Trigger(s)    Fair Value Pricing procedures, i.e., S&P 500,
              Nikkei
-----------------------------------------------------------------
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Timing of     A specific time at which the Trigger determines
Trigger(s)    Fair Value Pricing procedures should be
              initiated, i.e., Japan close to 4 PM EST (Nikkei
              Futures), 4 PM EST prior day to 4 PM EST current
              day (S&P500)
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-----------------------------------------------------------------
Threshold to  Minimum percentage of movement of designated
Invoke Fair   Trigger to determine that  Fair Value should be
Value         invoked
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FT
Interactive
Only
              Indicate "Yes" if the fund should impose a
Filter on     confidence interval filter to determine which
Confidence    securities should be Fair Valued
Interval

Minimum       Minimum confidence interval percentage used to
Confidence    apply Fair Value Adjustment Factors
Interval


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Authorized By Provide signature of the Fund Officer authorizing the completion of the Fair Value Pricing
              Authorization Form
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Accepted By   Provide signature of a Vice President from State
              Street Fund Group accepting the completion of the
              Fair Value Pricing Authorization Form
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                             EXHIBIT C

                       Compliance Procedures

1940 Act Preferred Shares Asset Coverage

Section 18(h) of the Investment Company Act of 1940
"Asset coverage" of a class of senior security of an issuer which is a stock means the ratio which the value of the total assets of such issuer, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such issuer plus the aggregate of the involuntary liquidation preference of such class of senior security which is a stock. The involuntary liquidation preference of a class of senior security which is a stock shall be deemed to mean the amount to which such class of senior security would be entitled on involuntary liquidation of the issuer in preference to a security junior to it.

Frequency: Monthly, as of the last business day of each month

Calculation:    Determine whether the Asset Coverage is at least
200%

  -------------------------------------------------------------
  Total fund net assets         /  Value of senior securities
                                   representing indebtedness
  -------------------------------------------------------------
  -------------------------------------------------------------
  +     accrued unpaid          +  +
     dividends on pfd shs
  -------------------------------------------------------------
  -------------------------------------------------------------
  +  liquidation preference on     +     liquidation
     pfd shares                       preference on pfd shs
  -------------------------------------------------------------
  -------------------------------------------------------------
  +  value of senior               +     accrued unpaid
     securities representing          dividends on pfd shs
     indebtedness
  -------------------------------------------------------------
  -------------------------------------------------------------
                                =  Asset Coverage Percentage
  -------------------------------------------------------------
  -------------------------------------------------------------
                         > 200% =  Fund Passes Test
  -------------------------------------------------------------
  -------------------------------------------------------------
                         < 200% =  Fund Fails Test
  -------------------------------------------------------------

Tolerance:
State Street Fund Administration (SSFA) will complete the test on a monthly basis and report the results of the test to Federated Investors Inc. Once SSFA has notified Federated of the test results, Federated may impose certain restrictions on trading.

Cure Period:
Should the Fund fail to maintain the 1940 Act Preferred Shares
Asset Coverage as of a given Valuation Date (the last business day of each month), the cure date is as of the last business day of the month following such Valuation Date.


Preferred Shares Basic Maintenance Amount:

Frequency: Monthly


Reporting Deadlines: As of the Closing Time (February 18, 2003),
                on a pro forma basis assuming the receipt of the net proceeds from the sale of the AMPS and using portfolio holdings and valuations as of the close of business on any day not more than six business days prior to the Closing Time (provided that the total net assets of the Fund as of the Closing Time have not declined by more than 5% or more from such valuation date). [Note: Compliance as of the Closing Time (using portfolio holdings and valuations as of the Closing Time) with the Investment Company Act Preferred Shares Asset Coverage is also required.

                On the first business day after the date of original issue (i.e., February 18, 2003) of the preferred shares (by 5 pm ET); as of the close of business on original issue date


                On the seventh business day after each monthly
                Valuation Date (by 5 pm ET), as of the Valuation
                Date

                In instances of failure to satisfy Preferred
                Shares Basic Maintenance Amount as of any
                Valuation Date, on the seventh business day after the Preferred Shares Basic Maintenance Cure Date (Deadline = the 14th business day after the failure Valuation Date) (by 5 pm ET), as of the Preferred Shares Basic Maintenance Cure Date

                On the seventh business day after the Fund has redeemed Common Shares (by 5 pm ET)

                On the seventh business day after the ratio of the Discounted Value of (Fitch or Moody's) Eligible Assets to the Preferred Shares Basic Maintenance Amount as of any monthly Valuation Date is less than or equal to 105% (by 5 pm ET) [Note: This adds nothing to the existing requirement to furnish a report as of each Valuation Date].

                On the seventh business day after a request by Moody's or Fitch (by 5pm ET), as of the date of such request

                On the second business day prior to the first day of a Special Rate Period (by 11 am ET), as of the third business day prior to the first day of the Special Rate Period and assuming for purposes of the calculation that (a) the Maximum Rate is the Maximum Rate on such third business day as if such day were the Auction date for the proposed Special Rate Period and (b) the Moody's and Fitch Discount Factors are determined by reference to an Exposure Period of 8 weeks.

Cure Period:
Should the Fund fail to satisfy the Preferred Shares Basic
Maintenance Amount as of a given Valuation Date (the last business day of each month), the cure date is as of the seventh business day following such Valuation Date.

Calculation:
To ensure that the eligible assets (assets discounted based upon Fitch's and Moody's ratings, as described below) of the Fund are greater than the Fund's basic maintenance amount (as described below). If the eligible assets are less than the basic maintenance amount, the Fund fails the test.

Basic Maintenance Amount (BMA):
The Fund's basic maintenance amount is the sum of the following:

-----------------------------------------------------------------

BMA Component                    Calculation
-----------------------------------------------------------------
-----------------------------------------------------------------
1.    Sum of:
-----------------------------------------------------------------
-----------------------------------------------------------------
a.    Liquidation Value of the
      outstanding shares of      Number of preferred shares
      preferred stock            outstanding * liquidation
      The product of the number  price of preferred shares
      of Preferred Shares
      outstanding on the         Federated to inform SSFA of
      Valuation Date multiplied  any instance of a redemption
      by the liquidation price   premium.
      of $25,000 (plus the
      product of the number of
      shares of any other
      series of preferred
      shares outstanding on
      such date multiplied by
      the liquidation
      preference of such
      shares) plus any
      redemption premium
      applicable to Preferred
      Shares (or other
      preferred shares) then
      subject to redemption
-----------------------------------------------------------------
-----------------------------------------------------------------
b.    Current period dividend
      exposure                   For each series of preferred
      The aggregate amount of    shares:
      dividends that will have
      accumulated at the         Number of preferred shares
      respective Applicable      outstanding * $25,000 *
      Rates (whether or not      Auction rate * (# of days in
      earned or declared) to     dividend period / 365 [if
      (but not including) the    dividend period = 7 days or
      first respective Dividend  360 [for all other dividend
      Payment Dates for          periods])
      Preferred Shares
      outstanding that follows
      such Valuation Date (plus
      the aggregate amount of
      dividends,  whether or
      not earned or declared,
      that will have
      accumulated in respect of
      other outstanding
      preferred shares to, but
      not including, the first
      respective dividend
      payment dates for such
      other shares that follow
      such Valuation Date)
-----------------------------------------------------------------
-----------------------------------------------------------------
c.    Projected dividend amount
      The aggregate amount of    For each series of preferred
      dividends that would       shares:
      accumulate on shares of
      each series of Preferred        # of preferred shares
      Shares                         outstanding * $25,000 *
                                    Maximum Rate* Volatility
                                             Factor
                                     * # of days from first
                                      Dividend Payment Date
                                    following Valuation Date
                                   through the 49th day after
                                         Valuation Date
-----------------------------------------------------------------
-----------------------------------------------------------------

                                   365 [if dividend period = 7
                                            days] or
                                   360 [for all other dividend
                                            periods]
-----------------------------------------------------------------
-----------------------------------------------------------------

      outstanding from such      Maximum rate=  Rate Multiple
      first respective Dividend  (1.10 if prevailing rating is
      Payment Date therefore     Aa3 or higher for Moody's, and
      through the 49th day       AA- or higher for Fitch)
      after such Valuation Date, multiplied by (A) the "AA"
                                 Financial Composite Commercial
                                 Paper Rate (in the case of
                                 Minimum Rate Periods and
                                 Special Rate Periods of fewer
                                 than 183 Rate Period Days) or
                                 (B) the Treasury Bill Rate in
                                 the case of Special Rate
                                 Periods of more than 182 Rate
                                 Period Days but fewer than 365
                                 Rate Period Days.
-----------------------------------------------------------------
-----------------------------------------------------------------

      at the Maximum Rate        Federated to notify SSFA in
      (calculated as if such     case of :
      Valuation Date were the    |X|   special rate period
      Auction Date for the Rate  |X|   credit rating for
      Period commencing on such    preferred shares falls below
      Dividend Payment Date)       Aa3 for Moody's or AA- for
                                   Fitch
                                 |X|   if a Failure to Deposit
                                   occurs
                                 |X|   if all outstanding
                                   shares are subject to
                                   Submitted Hold Orders
-----------------------------------------------------------------
-----------------------------------------------------------------

      for a Minimum Rate Period
      of shares of such series
      to commence on such
      Dividend Payment Date,
-----------------------------------------------------------------
-----------------------------------------------------------------

      assuming, solely for
      purposes of the
      foregoing, that if on
      such Valuation Date the
      Fund shall have delivered
      a Notice of Special Rate
      Period to the Auction
      Agent with respect to
      shares of such series,
      such Maximum Rate shall
      be the higher of
-----------------------------------------------------------------
-----------------------------------------------------------------
i.    the Maximum Rate for the
        Special Rate Period of
        shares of such series
        to commence on such
        Dividend Payment Date
        and
-----------------------------------------------------------------
-----------------------------------------------------------------
ii.   the Maximum Rate for a
        Minimum Rate Period of
        shares of such series
        to commence on such
        Dividend Payment Date,
        multipled by the
        greater of
-----------------------------------------------------------------
-----------------------------------------------------------------
iii.  the Moody's Volatility
        Factor (if Moody's is    SSFA will use a volatility
        then rating the          rate of 2.75 for conservatism.
        Preferred Shares) and
-----------------------------------------------------------------
-----------------------------------------------------------------
iv.   the Fitch Volatility
        Factor (if Fitch is
        then rating the
        Preferred Shares)
        applicable to a Minimum
        Rate Period, or,
-----------------------------------------------------------------
-----------------------------------------------------------------

      in the event the Fund
      shall have delivered a
      Notice of Special Rate
      Period to the Auction
      Agent with respect to
      such shares of such
      series designating a
      Special Rate Period
      consisting of 56 Rate
      Period Days or more the
      greater of
-----------------------------------------------------------------
-----------------------------------------------------------------
v.    the Moody's Volatility
        Factor and
-----------------------------------------------------------------
-----------------------------------------------------------------
vi.   Fitch Volatility Factor

       applicable to a Special
      Rate Period of that length
-----------------------------------------------------------------
-----------------------------------------------------------------

      (plus the aggregate
      amount of dividends that
      would accumulate at the
      maximum dividend rate or
      rates on any other
      preferred stock
      outstanding from such
      respective dividend
      payment dates through the
      56th day after such
      Valuation Date, as
      established by or
      pursuant to the
      respective statements
      supplementary
      establishing and fixing
      the rights and
      preferences of such other
      preferred shares),
      (except that
-----------------------------------------------------------------
-----------------------------------------------------------------

      if such Valuation Date
      occurs at a time when a
      Failure to Deposit (or,
      in the case of preferred
      stock other than
      Preferred Shares, a
      failure similar to a
      Failure to Deposit) has
      occurred that has not
      been cured, the dividend
      for purposes of
      calculation would
      accumulate at the current
      dividend rate then
      applicable to the shares
      in respect of which such
      failure has occurred and
-----------------------------------------------------------------
-----------------------------------------------------------------

      for those days during the
      period described in this
      subparagraph (C) in
      respect of which the
      Applicable Rate in effect
      immediately prior to such
      Dividend Payment Date
      will remain in effect
      (or, in the case of
      preferred shares other
      than Preferred Shares, in
      respect of which the
      dividend rate or rates in
      effect immediately prior
      to such respective
      dividend payment dates
      will remain in effect),
      the dividend for purposes
      of calculation would
      accumulate at such
      Applicable Rate (or other
      rate or rates, as the
      case may be) in respect
      of those days)
-----------------------------------------------------------------
-----------------------------------------------------------------
d.    The amount of anticipated
      expenses of the Fund for   Current daily expense accrual
      the 90 days subsequent to  * 90 days
      such Valuation Date.
-----------------------------------------------------------------
-----------------------------------------------------------------
e.    The amount of the Fund's
      Maximum Potential          Federated to inform SSFA if
      Gross-up Payment           such situation exists.
      Liability
      in respect of Preferred    Estimated taxable distribution
      Shares (and similar        (capital gain + taxable
      amounts payable in         income) to preferred shares *
      respect of other           38.6% federal tax.
      preferred shares, as of
      such Valuation Date.

      MAXIMUM POTENTIAL
      GROSS-UP PAYMENT
      LIABILITY as of any
      Valuation Date, shall
      mean the aggregate amount
      of Gross-up Payments that
      would be due if the Fund
      were to make Taxable
      Allocations, with respect
      to any taxable year,
      estimated based upon
      dividends paid and the
      amount of undistributed
      realized net capital
      gains and other taxable
      income earned by the
      Fund, as of the end of
      the calendar month
      immediately preceding
      such Valuation Date, and
      assuming such Gross-up
      Payments are fully
      taxable.
-----------------------------------------------------------------
-----------------------------------------------------------------
f.    The amount of any
      indebtedness or            Federated to inform SSFA if
      obligations of the Fund    such situation exists.
      senior in right of
      payment to the Preferred
      Shares; and
-----------------------------------------------------------------
-----------------------------------------------------------------
g.    Any current liabilities
      as of such Valuation Date  Liabilities from the trial
      to the extent not          balance.
      reflected in any of 1a
      through 1f (including,
      without limitation, any
      payables for Municipal
      Obligations purchased as
      of such Valuation Date
      and any liabilities
      incurred for the purpose
      of clearing securities
      transactions)
-----------------------------------------------------------------
-----------------------------------------------------------------
2.    LESS:
   the face value of             Less:
   (i.e., for purposes of
   current Moody's guidelines,   The value of any of the Fund's
a.    cash,                      assets irrevocably deposited
b.    short-term Municipal       by the Fund for the payment of
      Obligations rated MIG-1,   any of 1a through 1g.
      VMIG-1 or P-1, and
c.    short-term securities
      that are the direct
      obligation of the U.S.
      government, provided in
      each case that such
      securities mature on or
      prior to the date upon
      which any of 1a through
      1g become payable,
      otherwise the Moody's
      Discounted Value)

   of any of the Fund's assets
   irrevocably deposited by the
   Fund for the payment of any
   of 1a through 1g
-----------------------------------------------------------------

===================================================================
                               FITCH
===================================================================
-----------------------------------------------------------------

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Fitch Eligible Assets:
-----------------------------------------------------------------
-----------------------------------------------------------------

Eligible Asset Component         Calculation
-----------------------------------------------------------------
-----------------------------------------------------------------
1.    Cash,
                                 Cash per trial balance
-----------------------------------------------------------------
-----------------------------------------------------------------
2.    Receivables for Municipal
   Obligations Sold, or          Receivable for Municipal
                                 Obligations Sold per trial
                                 balance.  Ensure that the
                                 receivables are due to settle
                                 within five business days of
                                 the Valuation Date.
-----------------------------------------------------------------
-----------------------------------------------------------------
3.    Unrealized Gain from
   Hedging Transactions          Unrealized Gain from Hedging
                                 Transactions' shall mean, as
                                 of any Valuation Date, (1) in
                                 the case of a swap contract
                                 (including total return swaps
                                 and interest rate swaps), the
                                 amount, if any, that the Fund
                                 would receive if the swap
                                 contract were terminated as of
                                 the Valuation Date, (2) in the
                                 case of an interest rate
                                 futures contract, the amount,
                                 if any, that the Fund would
                                 receive if it were to
                                 eliminate its open futures
                                 position as of the Valuation
                                 Date by entering into an
                                 offsetting contract of the
                                 same specifications or (3) in
                                 the case of an option on
                                 interest rate futures
                                 contracts, the Market Value
                                 thereof as of the Valuation
                                 Date.  For the purpose of
                                 determining the Discounted
                                 Value of any Unrealized Gain
                                 from Hedging Transactions,
                                 (i) unrealized gain from a
                                 swap contract shall be treated
                                 in the same manner as a
                                 Municipal Obligation, except
                                 that the issuer rating
                                 assigned to the swap
                                 counterparty shall be used,
                                 and (ii) unrealized gain from
                                 an interest rate futures
                                 contract or an option on
                                 interest rate futures
                                 contracts shall be deemed to
                                 have a rating of A by Fitch.
                                 The amount of any unrealized
                                 loss from hedging transactions
                                 as of any Valuation Date shall
                                 be treated as a reduction to
                                 Fitch Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
4.    Municipal Obligation that
-----------------------------------------------------------------
-----------------------------------------------------------------
a.    Pays interest in cash,
                                 Federated to inform SSFA in
                                 any instance where interest is
                                 not paid in cash.
-----------------------------------------------------------------
-----------------------------------------------------------------
b.    Does not have its Fitch
      rating suspended by        Federated to inform SSFA in
      Fitch, and                 any instance where Fitch's
                                 ratings have been suspended.
-----------------------------------------------------------------
-----------------------------------------------------------------
c.    Is part of an issue of
      Municipal Obligations of   Issuer size from Bloomberg
      at least $10,000,000       will be used to determine
                                 eligibility.  SSFA to perform
                                 the analysis based on cusip
                                 and notify Federated of any
                                 issues below $10,000,000.
                                 Federated will determine and
                                 communicate to SSFA whether or
                                 not the cusip is part of an
                                 overall issue of at least
                                 $10,000,000.
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-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

For purposes of applying the following requirements for Single Issuer Concentration, State Concentration and applying the applicable Fitch Discount Factor:
----------------------------------------------------------------
1. If a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating.
2. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation
   (excluding short-term Municipal Obligations) will be deemed to have such rating.

SSFA will obtain ratings from Bloomberg for new buys and for the entire portfolio monthly.
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

A. Single Issuer Concentration:
-----------------------------------------------------------------
-----------------------------------------------------------------
1.    Municipal Obligations
   issued by any one issuer and  For purposes of identifying
   rated BB or lower, or not     single issuers, the first six
   rated, may comprise no more   digits of the municipal
   than 4% of total Fitch        security's cusip will be
   Eligible Assets.              considered the issuer
                                 identifier.  It is possible
                                 that the six digit cusip may
                                 represent a conduit rather
                                 than the true issuer.
                                 Therefore,  if any issuer
                                 exceeds the set limit, SSFA
                                 will research the true issuer
                                 on Bloomberg and notify
                                 Federated.
-----------------------------------------------------------------
-----------------------------------------------------------------
2.    The total amount
   identified in item 1
   (above), together with any
   Municipal Obligations issued
   by the same issuer and rated
   BBB by Fitch may comprise no
   more than 6% of total Fitch
   Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
3.    The total amount
   identified in item 2 (above)
   together with any Municipal
   Obligations issued by the
   same issuer and rated A by
   Fitch may comprise no more
   than 10% of total Fitch
   Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
4.    The total amount
   identified in item 3 (above)
   together with any Municipal
   Obligations issued by the
   same issuer and rated AA by
   Fitch may comprise no more
   than 20% of total Fitch
   Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------

   For purposes of the           For purposes of this test,
   calculations in items 1 - 4   SSFA will assume that the
   (above), any Municipal        rating provided by Bloomberg
   Obligation backed by the      is for the obligation AND
   guaranty, letter of credit    based solely on the underlying
   or insurance issued by a      credit enhancement, unless
   third party shall be deemed   information is supplied by
   to be issued by such third    Federated.
   party if the issuance of
   such third party credit is
   the sole determinant of the
   rating on such Municipal
   Obligations; and any
   Municipal Obligation for
   which the nominal issuer is
   a conduit for a third party
   the obligations of which are
   the sole source of revenues
   for the payment of such
   Municipal Obligation shall
   be deemed to be issued by
   such third party.
-----------------------------------------------------------------
-----------------------------------------------------------------

B. State Concentration:
-----------------------------------------------------------------
-----------------------------------------------------------------
1.    Municipal Obligations
   issued by issuers located
   within a single state or
   territory and rated BB or
   lower or not rated may
   comprise no more than 12% of
   total Fitch Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
2.    The total amount
   identified in item 1
   (above), together with any
   Municipal Obligations issued
   by issuers located within
   the same state or territory
   and rated BBB by Fitch may
   comprise no more than 20% of
   total Fitch Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
3.    The total amount
   identified in item 2 (above)
   together with any Municipal
   Obligations issued by
   issuers located within the
   same state or territory and
   rated A by Fitch may
   comprise no more than 40% of
   total Fitch Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
4.    The total amount
   identified in item 3 (above)
   together with any Municipal
   Obligations issued by
   issuers located within the
   same state or territory and
   rated AA by Fitch may
   comprise no more than 60% of
   total Fitch Eligible Assets
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

For purposes of applying the foregoing requirements for Single Issuer Concentration and State Concentration:
1.    Eligible Assets shall be calculated without including
    cash; and
2.    Municipal Obligations rated F1 by Fitch or, if not rated
    by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A.
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

Adjustments to Fitch's Eligible
  Assets for Futures, Options
  and Forward Commitments:
-----------------------------------------------------------------
-----------------------------------------------------------------
1.    For purposes of
   determining whether the Fund
   has Fitch Eligible Assets
   with an aggregate Discounted
   Value that equals or exceeds
   the Preferred Shares Basic
   Maintenance Amount,

   the Discounted Value of
   Fitch Eligible Assets which
   the Fund is obligated to
   deliver or receive pursuant
   to an outstanding option
   shall be as follows:
-----------------------------------------------------------------
-----------------------------------------------------------------
a.    assets subject to call
      options written by the     SSFA will test whether the
      Fund which are either      written call options expire
      exchange-traded and        within 49 days after the
      "readily reversible" or    Valuation Date.
      which expire within 49
      days after the date as of  If the 49 day limit test is
      which such valuation is    not passed, SSFA will contact
      made shall be valued at    Federated to determine whether
      the lesser of:             the written call options are
                                 exchange-traded and "readily
                                 reversible".
-----------------------------------------------------------------
-----------------------------------------------------------------
i.    Discounted Value and
-----------------------------------------------------------------
-----------------------------------------------------------------
ii.   the exercise price of the
        call option written by
        the Fund;
-----------------------------------------------------------------
-----------------------------------------------------------------
b.    assets subject to call
      options written by the
      Fund not meeting the
      requirements of clause
      (a) of this sentence
      shall have no value;
-----------------------------------------------------------------
-----------------------------------------------------------------
c.    assets subject to put
      options written by the
      Fund shall be valued at
      the lesser of:
-----------------------------------------------------------------
-----------------------------------------------------------------
i.    the exercise price and
ii.   the Discounted Value of
        the subject security;
        and
-----------------------------------------------------------------
-----------------------------------------------------------------
d.    where delivery may be
      made to the Fund with any  Federated to inform SSFA of
      security of a class of     the various securities of the
      securities, the Fund       class of securities if such
      shall assume it will take  situation exists.
      delivery of the security
      with the lowest
      Discounted Value.
-----------------------------------------------------------------
-----------------------------------------------------------------
2.    For purposes of
   determining whether the Fund
   has Fitch Eligible Assets
   with an aggregate Discounted
   Value that equals or exceeds
   the Preferred Shares Basic
   Maintenance Amount,

   the following amounts shall
   be subtracted from the
   aggregate Discounted Value
   of the Fitch Eligible Assets
   held by the Fund:
-----------------------------------------------------------------
-----------------------------------------------------------------
a.    10% of the exercise price
      of a written call option;
-----------------------------------------------------------------
-----------------------------------------------------------------
b.    the exercise price of any
      written put option;
-----------------------------------------------------------------
-----------------------------------------------------------------



-----------------------------------------------------------------
-----------------------------------------------------------------
c.    the settlement price of
      the underlying futures
      contract if the Fund
      writes put options on a
      futures contract
-----------------------------------------------------------------
-----------------------------------------------------------------
d.    105% of the Market Value
      of the underlying futures
      contracts if the Fund
      writes call options on a
      futures contract and does
      not own the underlying
      contract.
-----------------------------------------------------------------
-----------------------------------------------------------------
3.    For purposes of
   determining whether the Fund
   has Fitch Eligible Assets
   with an aggregate Discounted
   Value that equals or exceeds
   the Preferred Shares Basic
   Maintenance Amount,

   the Discounted Value of
   Forward Commitments will be
   the Discounted Value as
   calculated by applying the
   respective Fitch Discount
   Factor.
-----------------------------------------------------------------


Discounting Fitch's Assets: Once the above procedures have been performed, determine the discounted market value for each security. Discount each security as follows:

                          RATING CATEGORY

EXPOSURE PERIOD  AAA*   AA*   A*    BBB*  F1**  UNRATED***
7 weeks          151%  159%  166%   173%  136%     225%
8 weeks  or less
  but    greater 154%  161%  168%   176%  137%     231%
  than 7 weeks
9 weeks  or less
  but    greater 158%  163%  170%   177%  138%     240%
  than 8 weeks

*   Fitch rating.
** Municipal Obligations rated F2 by Fitch, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
*** Municipal Obligations rated less than BBB by Fitch or unrated.

Notwithstanding the foregoing:
1. The Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as:
a. Such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and
b. Mature or have a demand feature at par exercisable in 30 days or less, and
2. No Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

-----------------------------------------------------------------

When the Fund sells a Municipal
Obligation and agrees to
repurchase such Municipal
Obligation at a future date,
such Municipal Obligation shall
be valued at its Discounted
Value for purposes of
determining Fitch Eligible
Assets, and the amount of the
repurchase price of such
Municipal Obligation shall be
included as a liability for
purposes of calculating the
Preferred Shares Basic
Maintenance Amount.
-----------------------------------------------------------------
-----------------------------------------------------------------

When the Fund purchases a Fitch
Eligible Asset and agrees to
sell it at a future date, such
Fitch Eligible Asset shall be
valued at the amount of cash to
be received by the Fund upon
such future date, provided that
the counterparty to the
transaction has a long-term
debt rating of at least A by
Fitch and the transaction has a
term of no more than 30 days;
otherwise, such Fitch Eligible
Asset shall be valued at the
Discounted Value of such Fitch
Eligible Asset.
-----------------------------------------------------------------
-----------------------------------------------------------------

Notwithstanding the foregoing,   SSFA will assume this
an asset will not be considered  paragraph is not applicable
a Fitch Eligible Asset for       unless information is provided
purposes of determining the      by Federated.
Preferred Shares Basic
Maintenance Amount to the
extent it is
1.    subject to any material
   lien, mortgage, pledge,
   security interest or
   security agreement of any
   kind (collectively,
   "Liens"), except for
a.    Liens which are being
      contested in good faith
      by appropriate
      proceedings and which
      Fitch (if Fitch is then
      rating the Preferred
      Shares) has indicated to
      the Fund will not affect
      the status of such asset
      as a Fitch Eligible
      Asset,
b.    Liens for taxes that are
      not then due and payable
      or that can be paid
      thereafter without
      penalty,
c.    Liens to secure payment
      for services rendered or
      cash advanced to the Fund
      by the Fund's investment
      adviser, custodian or the
      Auction Agent,
d.    Liens by virtue of any
      repurchase agreement, and
e.    Liens in connection with
      any futures margin
      account or swap contract;
      or
2.    deposited irrevocably for
   the payment of any
   liabilities.

-----------------------------------------------------------------



===================================================================
                              MOODY'S
===================================================================

-----------------------------------------------------------------

Moody's Eligible Assets:
-----------------------------------------------------------------
-----------------------------------------------------------------

Eligible Asset Component         Calculation
-----------------------------------------------------------------
-----------------------------------------------------------------
1.    Cash,
                                 Cash per trial balance
-----------------------------------------------------------------
-----------------------------------------------------------------
2.    Receivables for Municipal
   Obligations Sold, or          Receivable for Municipal
                                 Obligations Sold per trial
                                 balance.  Ensure that the
                                 receivables are due to settle
                                 within five business days of
                                 the Valuation Date.
-----------------------------------------------------------------
-----------------------------------------------------------------
3.    Unrealized Gain from
   Hedging Transactions          Unrealized Gain from Hedging
                                 Transactions' shall mean, as
                                 of any Valuation Date, (1) in
                                 the case of a swap contract
                                 (including total return swaps
                                 and interest rate swaps), the
                                 amount, if any, that the Fund
                                 would receive if the swap
                                 contract were terminated as of
                                 the Valuation Date, (2) in the
                                 case of an interest rate
                                 futures contract, the amount,
                                 if any, that the Fund would
                                 receive if it were to
                                 eliminate its open futures
                                 position as of the Valuation
                                 Date by entering into an
                                 offsetting contract of the
                                 same specifications or (3) in
                                 the case of an option on
                                 interest rate futures
                                 contracts, the Market Value
                                 thereof as of the Valuation
                                 Date.  For the purpose of
                                 determining the Discounted
                                 Value of any Unrealized Gain
                                 from Hedging Transactions,
                                 (i) unrealized gain from a
                                 swap contract shall be treated
                                 in the same manner as a
                                 Municipal Obligation, except
                                 that the issuer rating
                                 assigned to the swap
                                 counterparty shall be used,
                                 and (ii) unrealized gain from
                                 an interest rate futures
                                 contract or an option on
                                 interest rate futures
                                 contracts shall be deemed to
                                 have a rating of A by
                                 Moody's.  The amount of any
                                 unrealized loss from hedging
                                 transactions as of any
                                 Valuation Date shall be
                                 treated as a reduction to
                                 Moody's Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
4.    Municipal Obligation that
-----------------------------------------------------------------
-----------------------------------------------------------------
a.    Pays interest in cash,
                                 Federated to inform SSFA in
                                 any instance where interest is
                                 not paid in cash.
-----------------------------------------------------------------
-----------------------------------------------------------------
b.    Does not have its Moody's
      rating suspended by        Federated to inform SSFA in
      Moody's, and               any instance where Moody's
                                 ratings have been suspended.
-----------------------------------------------------------------
-----------------------------------------------------------------
c.    Is part of an issue of
      Municipal Obligations of   Issuer size from Bloomberg
      at least $10,000,000       will be used to determine
                                 eligibility.  SSFA to perform
                                 the analysis based on cusip
                                 and notify Federated of any
                                 issues below $10,000,000.
                                 Federated will determine and
                                 communicate to SSFA whether or
                                 not the cusip is part of an
                                 overall issue of at least
                                 $10,000,000.
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

For purposes of applying the following requirements for Single Issuer Concentration, State Concentration and applying the applicable Moody's Discount Factor, except as the Fund is otherwise advised in writing by Moody's:
----------------------------------------------------------------
1. if a Municipal Obligation is not rated by Moody's but is rated by Fitch and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Moody's rating which is equivalent to the lower of the Fitch and S&P ratings;
2. if a Municipal Obligation is not rated by Moody's but is rated by Fitch or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Moody's equivalent of such rating.

SSFA will obtain ratings from Bloomberg for new buys and for the entire portfolio monthly. Federated to inform SSFA in any instance where the Fund is advised in writing by Moody's that the foregoing does not apply to a Municipal Obligation held by the Fund
-----------------------------------------------------------------
-----------------------------------------------------------------

A. Single Issuer Concentration:
-----------------------------------------------------------------
-----------------------------------------------------------------
1.    Municipal Obligations
   issued by any one issuer and For purposes of identifying rated Ba or lower by Moody's single issuers, the first six
   or not rated by Moody's may   digits of the municipal
   comprise no more than 4% of   security's cusip will be
   total Moody's Eligible        considered the issuer
   Assets.                       identifier.  It is possible
                                 that the six digit cusip may
                                 represent a conduit rather
                                 than the true issuer.
                                 Therefore, if any issuer
                                 exceeds the set limit, SSFA
                                 will research the true issuer
                                 on Bloomberg and notify
                                 Federated.
-----------------------------------------------------------------
-----------------------------------------------------------------
2.    The total amount
   identified in item 1
   (above), together with any
   Municipal Obligations issued
   by the same issuer and rated
   Baa by Moody's may comprise
   no more than 6% of total
   Moody's Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
3.    The total amount
   identified in item 2 (above)
   together with any Municipal
   Obligations issued by the
   same issuer and rated A by
   Moody's may comprise no more
   than 10% of total Moody's
   Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
4.    The total amount
   identified in item 3 (above)
   together with any Municipal
   Obligations issued by the
   same issuer and rated Aa by
   Moody's may comprise no more
   than 20% of total Moody's
   Eligible Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------

   For purposes of the           For purposes of this test,
   calculations in items 1 - 4   SSFA will assume that the
   (above), any Municipal        rating provided by Bloomberg
   Obligation backed by the      is for the obligation AND NOT
   guaranty, letter of credit    based solely on the underlying
   or insurance issued by a      credit enhancement, unless
   third party shall be deemed   information is supplied by
   to be issued by such third    Federated.
   party if the issuance of
   such third party credit is
   the sole determinant of the
   rating on such Municipal
   Obligations; and any
   Municipal Obligation for
   which the nominal issuer is
   a conduit for a third party
   the obligations of which are
   the sole source of revenues
   for the payment of such
   Municipal Obligation shall
   be deemed to be issued by
   such third party.
-----------------------------------------------------------------
-----------------------------------------------------------------

B. State Concentration:
-----------------------------------------------------------------
-----------------------------------------------------------------
1.    Municipal Obligations
   issued by issuers located
   within a single state or
   territory and rated Ba or
   lower by Moody's or not
   rated by Moody's may
   comprise no more than 12% of
   total Moody's Eligible
   Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
2.    The total amount
   identified in item 1
   (above), together with any
   Municipal Obligations issued
   by issuers located within a
   single state or territory
   and rated Baa by Moody's may
   comprise no more than 20% of
   total Moody's Eligible
   Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
3.    The total amount
   identified in item 2 (above)
   together with any Municipal
   Obligations issued by
   issuers located within a
   single state or territory
   and rated A by Moody's may
   comprise no more than 40% of
   total Moody's Eligible
   Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------
4.    The total amount
   identified in item 3 (above)
   together with any Municipal
   Obligations issued by
   issuers located within a
   single state or territory
   and rated Aa by Moody's may
   comprise no more than 60% of
   total Moody's Eligible
   Assets.
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

For purposes of applying the foregoing requirements for Single
Issuer Concentration and State Concentration:

   1. Eligible Assets shall be calculated without including cash; and

   2.  Municipal Obligations rated MIG-1, VMIG-1 or P-1 by
   Moody's or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, or if not rated by S&P, rated F1 by Fitch, shall be considered to have a long-term rating of A.

-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

Adjustments to Moody's Eligible
  Assets for Futures, Options
  and Forward Commitments:
-----------------------------------------------------------------
-----------------------------------------------------------------
1.    For purposes of
   determining whether the Fund
   has Moody's Eligible Assets
   with an aggregate Discounted
   Value that equals or exceeds
   the Preferred Shares Basic
   Maintenance Amount,

   the Discounted Value of
   Moody's Eligible Assets
   which the Fund is obligated
   to deliver or receive
   pursuant to an outstanding
   option shall be as follows:
-----------------------------------------------------------------
-----------------------------------------------------------------
a.    assets subject to call
      options written by the     SSFA will test whether the
      Fund which are either      written call options expire
      exchange-traded and        within 49 days after the
      "readily reversible" or    Valuation Date.
      which expire within 49
      days after the date as of  If the 49 day limit test is
      which such valuation is    not passed, SSFA will contact
      made shall be valued at    Federated to determine whether
      the lesser of:             the written call options are
                                 exchange-traded and "readily
                                 reversible".
-----------------------------------------------------------------
-----------------------------------------------------------------
i.    Discounted Value and
-----------------------------------------------------------------
-----------------------------------------------------------------
ii.   the exercise price of the
        call option written by
        the Fund;
-----------------------------------------------------------------
-----------------------------------------------------------------
b.    assets subject to call
      options written by the
      Fund not meeting the
      requirements of clause
      (A) of this sentence
      shall have no value;
-----------------------------------------------------------------
-----------------------------------------------------------------
c.    assets subject to put
      options written by the
      Fund shall be valued at
      the lesser of:
-----------------------------------------------------------------
-----------------------------------------------------------------
i.    the exercise price and
ii.   the Discounted Value of
        the subject security;
        and
-----------------------------------------------------------------
-----------------------------------------------------------------
d.    where delivery may be
      made to the Fund with any  Federated to inform SSFA of
      security of a class of     the various securities of the
      securities, the Fund       class of securities if such
      shall assume it will take  situation exists.
      delivery of the security
      with the lowest
      Discounted Value.
-----------------------------------------------------------------
-----------------------------------------------------------------
2.    For purposes of
   determining whether the Fund
   has Moody's Eligible Assets
   with an aggregate Discounted
   Value that equals or exceeds
   the Preferred Shares Basic
   Maintenance Amount,

   the following amounts shall
   be subtracted from the
   aggregate Discounted Value
   of the Moody's Eligible
   Assets held by the Fund:
-----------------------------------------------------------------
-----------------------------------------------------------------
a.    10% of the exercise price
      of a written call
      option;
-----------------------------------------------------------------
-----------------------------------------------------------------
b.    the exercise price of any
      written put option;
-----------------------------------------------------------------
-----------------------------------------------------------------
c.    the settlement price of
      the underlying futures
      contract if the Fund
      writes put options on a
      futures contract; and
-----------------------------------------------------------------
-----------------------------------------------------------------
d.    105% of the Market Value
      of the underlying futures
      contracts if the Fund
      writes call options on a
      futures contract and does
      not own the underlying
      contract.
-----------------------------------------------------------------
-----------------------------------------------------------------
3.    For purposes of
   determining whether the Fund
   has Moody's Eligible Assets
   with an aggregate Discounted
   Value that equals or exceeds
   the Preferred Shares Basic
   Maintenance Amount,

   the Discounted Value of all
   Forward Commitments will be
   the Discounted Value as
   calculated by applying the
   respective Moody's Discount
   Factor.
-----------------------------------------------------------------


Discounting Moody's Assets: Once the above procedures have been performed, determine the discounted market value for each security. Discount each security as follows:

                          RATING CATEGORY

Exposure Period
                  Aaa*  Aa*   A*   Baa*  (V)MIG-1*UNRATED***
7 weeks.......... 151%  159%  166% 173%  136%     225%
8 weeks or less
but  greater
than 7 weeks.....
                  154%  161%  168% 176%  137%     231%
9 weeks or less
but  greater
than 8 weeks.....
                  158%  163%  170% 177%  138%     240%
____________________
*    Moody's rating (or, if not rated by Moody's, see above).

** Municipal Obligations rated MIG-1 or VMIG-1 (or, if not rated by Moody's, see above), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

*** Municipal Obligations rated less than Baa3 by Moody's (or, if not rated by Moody's, see above) or unrated. Securities rated below Baa by Moody's (or, if not rated by Moody's, see above) and unrated securities, which are securities rated by neither Moody's, S&P or Fitch, may not exceed 10% of Moody's Eligible Assets.


Notwithstanding the foregoing:

1. The Moody's Discount Factor for short-term Municipal
   Obligations will be 115%, so long as
a) such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's (or if not rated by Moody's, rated at least F1 by Fitch or at least A-1+/AA or SP-1+/AA by S&P) and
b) mature or have a demand feature at par exercisable in 30 days or less, and

2. No Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

-----------------------------------------------------------------

When the Fund sells a Municipal
Obligation and agrees to
repurchase such Municipal
Obligation at a future date,
such Municipal Obligation shall
be valued at its Discounted
Value for purposes of
determining Moody's Eligible
Assets and the amount of the
repurchase price of such
Municipal Obligation shall be
included as a liability for
purposes of calculating the
Preferred Shares Basic
Maintenance Amount.
-----------------------------------------------------------------
-----------------------------------------------------------------

When the Fund purchases a
Moody's Eligible Asset and
agrees to sell it at a future
date, such Moody's Eligible
Asset shall be valued at the
amount of cash to be received
by the Fund upon such future
date, provided that the
counterparty to the transaction
has a long-term debt rating of
at least A2 from Moody's and
the transaction has a term of
no more than 30 days;
otherwise, such Moody's
Eligible Asset shall be valued
at the Discounted Value of such
Moody's Eligible Asset.
-----------------------------------------------------------------
-----------------------------------------------------------------

Notwithstanding the foregoing,   SSFA will assume this
an asset will not be considered  paragraph is not applicable
a Moody's Eligible Asset for     unless information is provided
purposes of determining the      by Federated.
Preferred Shares Basic
Maintenance Amount to the
extent it is
1.    subject to any Liens,
   except for
a.    Liens which are being
      contested in good faith
      by appropriate
      proceedings and which
      Moody's (if Moody's is
      then rating the Preferred
      Shares) has indicated to
      the Fund will not affect
      the status of such asset
      as a Moody's Eligible
      Asset,
b.    Liens for taxes that are
      not then due and payable
      or that can be paid
      thereafter without
      penalty,
c.    Liens to secure payment
      for services rendered or
      cash advanced to the Fund
      by the Fund's investment
      adviser, custodian or the
      Auction Agent,
d.    Liens by virtue of any
      repurchase agreement, and
e.    Liens in connection with
      any futures margin
      account or swap contract;
      or
2.    deposited irrevocably for
   the payment of any
   liabilities.
-----------------------------------------------------------------





-------------------------------------------------------------------

                STATE STREET BANK AND TRUST COMPANY
-------------------------------------------------------------------

                          FEDERATED FUNDS

     Fund Accounting and Financial Administration Fee Schedule

FUND ACCOUNTING AND FINANCIAL ADMINISTRATION SERVICES

Fund accounting and financial administration services provided by State Street Bank and Trust Company ("State Street") shall be as set forth in Section III of the Financial Administration and Accounting Services Agreement (the "Agreement") dated as of January 1, 2004 between each of the investment companies listed on Exhibit A to the Agreement and State Street.

-------------------------------------------------------------------
I.    FEES
-------------------------------------------------------------------

Each fund will be required to pay an asset based fee as described below.
Type of fee                         Annual charge billed and
payable monthly

Asset based  fee per fund      0.0003 on first $100,000,000
                               assets, plus 0.0002 on next
                               $200,000,000 assets, plus 0.0001 on
                               next $200,000,000 assets, plus
                               0.00005 on assets over
                               $500,000,000.  The per fund asset
                               based fee is limited to a minimum
                               of $39,000 and a maximum of
                               $158,000.
Additional class fee                $12,000 per class after the
                               initial class

New funds will be billed at the above fees but waived during the first 6 months or until the fund reaches $100,000,000, whichever is sooner. For funds with less than $100,000,000 in assets, the following waivers apply:

0 - 3 months:  100% of fee waived
4 - 6 months:  50% of fee waived

This fee reduction is intended to provide relief to funds in the event that assets do not grow during the initial 6 months. Assets from an "in kind" transfer, common trust conversion or transferred from another Federated Fund qualify as fund assets for purposes of the $100,000,000 asset base used to determine applicability of the above fee waiver.

-------------------------------------------------------------------
II.   SPECIFIC SERVICES PURCHASED
-------------------------------------------------------------------

In addition to the asset based fee, the following fees will be charged on an annual basis for the services listed below when they are provided to a specific fund.

Wash Sales Reporting                $5,000 per fund
Closed end fund preferred shares testing  $16,500 per fund
Qualified Dividend Report           $500 per fund (includes three
reports for any
                               period; $200 per report thereafter)

-------------------------------------------------------------------
III.  VALUATION FEE
-------------------------------------------------------------------

For billing purposes, the monthly quote charge will be billed at cost.

Type of quote          Primary Vendors      Secondary Vendors
Domestic Equities      Reuters              Bridge
International Equities Reuters              Bridge
Domestic Fixed Income  Reuters              FT Interactive Data
International Fixed    FT Interactive Data  FRI Corp.
Income
Municipal Bonds        JJ Kenny             FT Interactive Data
Other Assets           Reuters              Bridge
(Options/Futures)


-------------------------------------------------------------------
IV.   SPECIAL SERVICES
-------------------------------------------------------------------

Fees for activities of a non-recurring nature such as fund consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation.


-------------------------------------------------------------------
V.    PAYMENT
-------------------------------------------------------------------

The above fees will be invoiced monthly. Payment is due within 5 days following calendar month-end through the auto debit process.

-------------------------------------------------------------------

VI.   TERM OF CONTRACT

-------------------------------------------------------------------

The parties agree that this fee schedule shall become effective
January 1, 2004.



Investment Companies                      State Street Bank and
Trust Company
(Listed on Exhibit A the Financial Administration and Accounting Services Agreement)

By:  /s/ Richard J. Thomas                               By:  /s/
Michael E Hagerty
Title: Sr. Vice President - Treasurer          Title:  Senior Vice
President
Date:  1/5/2004                     Date:  12/29/2003

                  REMOTE ACCESS SERVICES ADDENDUM
                                TO
    FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

      ADDENDUM to that certain Financial Administration and Accounting Services Agreement dated as of January 1, 2004 (the
"Services Agreement") between each of the investment companies listed on Exhibit A to the Services Agreement (the "Customer") and State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street").

      State Street has developed and utilizes proprietary accounting and other systems in conjunction with the custodian services which State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its control and ownership which it makes available to its customers (the "Remote Access Services").

The Services

State Street agrees to provide the Customer, and its designated investment advisors, consultants or other third parties authorized by State Street ("Authorized Designees") with access to In~SightSM as described in Exhibit A or such other systems as may be offered from time to time (the "System") on a remote basis.

Security Procedures

The Customer agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. The Customer agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and the Customer will cooperate with State Street in seeking injunctive or other equitable relief. The Customer agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street.

Fees

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the Financial Administration and Accounting Services Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). The Customer shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

Proprietary Information/Injunctive Relief

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to the Customer by State Street as part of the Remote Access Services and through the use of the
System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). The Customer agrees on behalf of itself and its Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access Services only in connection with the proper purposes of this Addendum. The Customer will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or
(iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of the Customer, as State Street's customer.

The Customer agrees that neither it nor its Authorized Designees will modify the System in any way; enhance or otherwise create derivative works based upon the System; nor will the Customer or Customer's Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.


Limited Warranties

State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology, including but not limited to the use of the Internet, and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and the Customer and its
Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to the Customer or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party's control.

State Street will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, State Street will make the changes to its products at no cost to you and in a commercially reasonable time frame and will require third-party suppliers to do likewise. The Customer will do likewise for its systems.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS, EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Infringement

State Street will defend or, at our option, settle any claim or action brought against the Customer to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by the Customer under this Addendum constitutes direct infringement of any patent or copyright or misappropriation of a trade secret, provided that the Customer notifies State Street promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent or copyright or trade secret laws, State Street shall have the right, at State Street's sole option, to (i) procure for the Customer the right to continue using the System or the Remote Access Services, (ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or
(iii) terminate this Addendum without further obligation.

Termination

Either party to the Services Agreement may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to the Customer or thirty (30) days' notice in the case of notice from the Customer to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of the Services Agreement. In the event of termination, the Customer will return to State Street all copies of documentation and other confidential information in its possession or in the possession of its Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous

This Addendum and the exhibits hereto constitute the entire understanding of the parties to the Services Agreement with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by each of State Street and the Customer and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

By its execution of the Services Agreement, the Customer accepts responsibility for its and its Authorized Designees' compliance with the terms of this Addendum.

                             EXHIBIT A
                                to
                REMOTE ACCESS SERVICES ADDENDUM TO
    FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT


                            IN~SIGHTSM
                    System Product Description

In~SightSM provides bilateral information delivery, interoperability, and on-line access to State Street. In~SightSM allows users a single point of entry into State Street's diverse systems and applications. Reports and data from systems such as Investment Policy MonitorSM, Multicurrency HorizonSM, Securities Lending, Performance & Analytics, and Electronic Trade Delivery can be accessed through In~SightSM. This Internet-enabled application is designed to run from a Web browser and perform across low-speed data lines or corporate high-speed backbones. In~SightSM also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability. Data and reports offered through In~SightSM will continue to increase in direct proportion with the customer roll out, as it is viewed as the information delivery system will grow with State Street's customers.